UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 10, 2009

(Date of earliest event reported)

TECH DATA CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-14625	59-1578329
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

5350 Tech Data Drive

Clearwater, Florida, 33760

(Address of principal executive offices)

727-539-7429

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year

In order to facilitate the process of majority voting for directors in uncontested elections, on March 23, 2009, the Board of Directors of Tech Data Corporation (“the Company”) approved an amendment to the Tech Data Corporation Bylaws (the “Bylaws”). The effectiveness of the Bylaw amendment was conditioned upon shareholder approval of an amendment to the Articles of Incorporation of Tech Data Corporation to allow for majority voting for director nominees in uncontested elections. The amendment to the Articles of Incorporation was approved by the shareholders at the Annual Meeting held on June 10, 2009, as further discussed below. The amendment to the Tech Data Bylaws aligns the Bylaws with the revised Articles of Incorporation of Tech Data Corporation.

A copy of the amendment to the Bylaws, with the new language underscored and the deleted language marked through, is attached as Exhibit 3-N and is incorporated by reference herein.

Item 8.01. Other Events

At the 2009 Annual Meeting of Shareholders held June 10, 2009, the shareholders also voted on the following items:

1. As discussed above, a proposal to approve an amendment to the Tech Data Corporation Articles of Incorporation to permit director nominees to be elected by majority of the votes cast in uncontested elections. The vote on the amendment to the Company’s Articles of Incorporation was 44,682,539 in favor, 65,495 against and 11,174 abstain. As a majority of the outstanding shares entitled to vote voted for the proposal, the proposal passed.

2. A proposal to approve the election of three directors, Kathleen Misunas, Thomas I. Morgan and Steven A. Raymund with terms to expire in 2012. The vote was as follows:

	For	Withheld
Kathleen Misunas	40,435,573	4,323,635
Thomas I. Morgan	42,133,572	2,625,636
Steven A. Raymund	43,200,450	1,558,758

As each nominee received a plurality of the shares voted they were elected to the Board.

Directors Charles E. Adair, Maximilian Ardelt, Harry J. Harczak, Jr., John Y. Williams, Robert M. Dutkowsky, Jeffery P. Howells and David M. Upton will continue in office for their respective terms.

3. A proposal to ratify the selection of the Company’s independent registered public accounting firm, Ernst & Young LLP, for the fiscal year ending January 31, 2010. The vote was 44,486,392 in favor, 267,983 against and 4,833 abstain. As a majority of the votes cast voted for the proposal, the proposal passed.

4. A proposal to vote, on an advisory basis, for the compensation awarded to the Company’s named executive officers for the fiscal year ended January 31, 2009, as outlined in the “Summary Compensation Table” of the 2009 Proxy Statement. The vote upon was 40,551,082 in favor, 2,509,710 against and 1,698,415 abstain. As a majority of the votes cast voted for the proposal, the proposal passed.

5. A proposal to vote to approve the Company’s 2009 Equity Incentive Plan of Tech Data Corporation. The vote upon was 37,346,733 in favor, 5,161,051 against and 439,079 abstain. As a majority of the votes cast voted for the proposal, the 2009 Equity Incentive Plan was approved.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 3-N	Bylaws of Tech Data Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

June 12, 2009	/s/ JEFFERY P. HOWELLS
Jeffery P. Howells
Executive Vice President &
Chief Financial Officer
Tech Data Corporation